EXHIBIT 32

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of Cooperative Bankshares, Inc. (the "Company") as filed with the Securities and Exchange Commission on August 12, 2003 (the "Report"), I, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



                                        By:/s/ Frederick Willetts, III
                                           -------------------------------------
                                           Frederick Willetts, III
                                           Title:  President and Chief Executive
                                           Officer




                                        By:/s/ Todd L. Sammons
                                           -------------------------------------
                                           Todd L. Sammons
                                           Title: Senior Vice President and
                                           Chief Financial Officer

Date: August 12, 2003


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